Supplement dated August 13, 2018 to the Variable Universal Life Defender(r) Insurance, Accumulator Variable Universal Life Insurance, ML Premier Variable Universal Life Insurance, and Waddell and Reed Advisors Accumulator Variable Universal Life Insurance Policy Prospectuses dated May 1, 2018.
The following statement is added to the end of the second paragraph of the section entitled "What are some of the benefits of the Policy?" found on page one of the Prospectus.
The Business Continuation Agreement and the Guaranteed Insurability Option for Business Agreement are no longer available on Policies issued after August 17, 2018.

















Investors should retain this supplement for future reference.
F92044 08-2018